Exhibit 99.2
First Quarter Fiscal Year 2026 Earnings Conference Call SEPTEMBER 9, 2025

[2] © 2025 AEROVIRONMENT, INC. Safe Harbor Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, including due to restrictions and sanctions imposed by foreign governments; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions and/or changing government priorities; adverse impacts of a U.S. government shutdown; our ability to realize the anticipated benefits of the BlueHalo transaction; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions, or litigation that may arise from our recent acquisition of BlueHalo; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents, outstanding convertible notes, or merger agreement with BlueHalo; our ability to attract and retain skilled employees, including retention of BlueHalo employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

[3] © 2025 AEROVIRONMENT, INC. First quarter revenue of $455 million driven by strong revenue growth across both AxS and SCDE segments Rapidly growing opportunities for AV products in all defense domains across air, land, sea, space and cyber that are directly aligned to our customers’ highest and most urgent priorities Strong first quarter bookings of nearly $400 million; funded backlog of $1.1 billion and unfunded backlog of $3.1 billion Maintaining FY26 year revenue guidance between $1.9 and $2.0 billion First Quarter Fiscal Year 2026 Key Messages

First Quarter Fiscal Year 2026 Results

Metric	Q1 FY26	Notes
Revenue	$454.7 M	• Strong revenue growth across both segments • Increased services mix with BlueHalo acquisition and higher intangible amortization • SG&A = 29% of revenue • R&D = 7% of revenue
GAAP Gross Margin	$95.1 M	
Non-GAAP Adjusted EBITDA[1]	$56.6 M	
Non-GAAP EPS (diluted)[2]	$0.32	
Funded Backlog	$1.1 B	Strong backlog from AxS
Unfunded Backlog	$3.1 B	Strong unfunded backlog from SCDE

[1] Q1 GAAP NET LOSS WAS ($67.4)M. REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[2] Q1 GAAP EPS WAS ($1.44) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE ON APPENDIX A.

[4]
© 2025 AEROVIRONMENT, INC.
AV

[5] © 2025 AEROVIRONMENT, INC. $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 AxS $234.0 $261.4 $223.4 $330.6 $285.3 SCDE $150.9 $170.9 $160.0 $163.5 $169.4 $383.4 $384.9 $454.7 $432.3 $494.1 Revenue Mix, Adjusted Profitability and Non-GAAP EPS 1 PRO FORMA FY25 QUARTERLY REVENUE INCLUDES BLUEHALO REVENUS FROM BEFORE ACQUISITION 2 Q1 FY26 GAAP PRODUCT MARGIN: 26.4% | SERVICE MARGIN 8.7%. REFER TO GAAP TO NON-GAAP RECONCILIATION OF GROSS MARGIN ON APPENDIX B 3 REFER TO RECONCILIATION OF NON-GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A QUARTERLY REVENUE BY SEGMENT1 AxS: Autonomous Systems SCDE: Space, Cyber and Directed Energy 36% 13% 29% 0% 20% 40% Q1 FY26 Adj Product Margin Adj Service Margin Total Adj Gross Margin $0.89 $0.32 $- $0.20 $0.40 $0.60 $0.80 $1.00 Q1 FY25 Q1 FY26 NON-GAAP DILUTED EPS3 Q1 FY26 Revenue: 69% Product | 31% Services ($M) ADJUSTED GROSS MARGIN2

[6] © 2025 AEROVIRONMENT, INC. Updated Guidance: Fiscal 2026 Outlook 1 REFER TO FORECASTED EARNINGS PER DILUTED SHARE RECONCILIATION ON APPENDIX D. 2 REFER TO FORECASTED NON-GAAP ADJUSTED EBITDA RECONCILIATION ON APPENDIX E. 3 REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C. 4 REFER TO RECONCILIATION OF FISCAL YEAR 2026 QUARTER 1 NON-GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A. AS OF 09/09/2025 FY26 Q1 RESULTS FY26 GUIDANCE NOTES / ASSUMPTIONS Revenue $455 million $1.9 to $2.0 billion 1 st Half = 45% 2 nd Half = 55% Adjusted EBITDA 12.4% of Revenue $56.6 million $300 million–$320 million2 ~16% at mid-point • EBITDA % Trending 10%-12% in Q1 to High Teens % by Q4 • Adj. Gross Margins 29% to 31% • IRAD 6% to 7% • SG&A 11% to 13% (excludes intangible amortization and deal and integration expenses) • Stock Based Compensation of approx. $38 Million Non-GAAP Earnings Per Share (diluted) $0.324 $3.60 – $3.701 Capital Expenditures 7% 6% – 8% • Includes Cloud Implementation Capital Expenditures • Excludes Integration Related Capital Expenditures Other Deal & Integration Expenses $40M-$45M Excluding Capital Expenditures

[7] © 2025 AEROVIRONMENT, INC. Revenue [Millions] Visibility for FY26 1 BASED ON MIDPOINT OF GUIDANCE RANGE OF $1.9 TO $2.0 BILLION $454.7 $1,003.8 $855.7 $115.5 $245.4 $175.4 $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Q4 FY25 (6/24/25) Q1 FY26 (9/9/25) Q2 FY26 Q3 FY26 Q4 FY26 Revenue: Unfunded Backlog Anticipated this FY Revenue: Qtr-to-Date Bookings Anticipated this FY Revenue: Funded Backlog Anticipated this FY Revenue Year-to-Date $112.0 Company visibility supports revenue guidance range 70% visibility 1 Revenue Guidance Range: $1.9 to $ 2.0B 82% visibility 1

Financial Tables

[9] © 2025 AEROVIRONMENT, INC. Reconciliation of Non-GAAP Earnings per Diluted Share (unaudited) APPENDIX A - FINANCIAL TABLES Three months ended August 2, 2025 Three months ended July 27, 2024 (Loss) Earnings per diluted share $(1.44) $0.75 Acquisition-related expenses $0.52 $0.00 Amortization of acquired intangible assets and other purchase accounting adjustments $1.34 $0.13 Equity Method and equity securities investments activity, net $(0.10) $0.01 Earnings per diluted share as adjusted (non-GAAP) $0.32 $0.89

[10] © 2025 AEROVIRONMENT, INC. GAAP to NON-GAAP Reconciliation of Adjusted Gross Margin APPENDIX B - FINANCIAL TABLES (in thousands) 1st Quarter FY2026 Products Gross Margin $ 82,846 Intangible Amortization $ 31,245 Adjusted Gross Margin $ 114,091 Adj. Prod GM% 36% Services Gross Margin $ 12,272 Intangible Amortization $ 6,134 Adjusted Gross Margin $ 18,406 Adj. Service GM% 13%

[11] © 2025 AEROVIRONMENT, INC. Net Income to EBITDA and non-GAAP Adjusted EBITDA Reconciliation APPENDIX C - FININACIAL TABLES (in $ millions) Fiscal 1st Quarter 2026 Net loss from continued operations (67.4) Interest Expense, net 17.4 Tax benefit (15.2) Depreciation and amortization 90.3 EBITDA (Non-GAAP) 25.1 Cloud amortization 0.9 Stock-based compensation 11.4 Acquisition-related expenses 23.7 Equity method and equity security investment activity (4.5) Adjusted EBITDA (Non-GAAP) $ 56.6

[12] © 2025 AEROVIRONMENT, INC. GAAP to Non-GAAP Reconciliation of Earnings per Diluted Share (unaudited) APPENDIX A - FINANCIAL TABLES Fiscal year ended April 30, 2025 Fiscal year ended April 30, 2026 Earnings (loss) per diluted share $1.55 $(1.63)-(1.53) Acquisition-related expenses $0.54 $0.73 Amortization of acquired intangible assets and other purchase accounting adjustments $0.66 $4.60 Legal accrual $0.06 0 Equity Method and equity securities investments activity, net $(0.18) $(0.10) Goodwill impairment $0.65 0 Earnings per diluted share as adjusted (non-GAAP) $3.28 $3.60 - 3.70

[13] © 2025 AEROVIRONMENT, INC. Reconciliation of 2026 Forecast and Fiscal Year 2025 Non-GAAP adjusted EBITDA (Unaudited) APPENDIX E - FININACIAL TABLES (in millions) Fiscal year ended April 30, 2026 Fiscal year ended April 30, 2025 Net (loss) income $ (77) – (72) $ 44 Interest Expense, net 1 - 0 2 Tax (benefit) / provision (30) – (14) 1 Depreciation and amortization 327 41 EBITDA (Non-GAAP) 221 – 241 88 Cloud amortization 7 2 Stock-based compensation 38 22 Acquisition-related expenses 36 19 UGV Goodwill Impairment 0 18 Equity method and equity security investment activity (2) (5) Legal Accrual 0 2 Adjusted EBITDA (Non-GAAP) $ 300 - 320 $ 146